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                             METRON TECHNOLOGY B.V.

                      AMENDED AND RESTATED BUY AND SELL
                                   AGREEMENT

                                EFFECTIVE AS OF

                                 JULY 6, 1995


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


                                TABLE OF CONTENTS


                                                                                                               PAGE
1.       EFFECTIVE TIME; STOCK SUBJECT TO AGREEMENT...............................................................2

         1.1      Effective Date of this Agreement................................................................2

         1.2      Stock Subject to Agreement......................................................................2

2.       DEFINITIONS..............................................................................................2

         2.1      "Adjusted Book Value"...........................................................................2

         2.2      "Adjusted Book Value Per Share".................................................................3

         2.3      "Adjusted Net Income"...........................................................................3

         2.4      "Annual Cap"....................................................................................3

         2.5      "Appraised Fair Market Value"...................................................................3

         2.6      "Book Value"....................................................................................3

         2.7      "Book Value Per Share"..........................................................................3

         2.8      "Closing".......................................................................................3

         2.9      "Closing Date"..................................................................................4

         2.10     "Company".......................................................................................4

         2.11     "Company Call Right"............................................................................4

         2.12     "Company's Register of Shareholder".............................................................4

         2.13     "Exercising Party"..............................................................................4

         2.14     "GAAP"..........................................................................................4

         2.15     "Increased Book Value"..........................................................................4

         2.16     "Increased Book Value Per Share"................................................................4

         2.17     "Investor Rights Agreement".....................................................................4

         2.18     "LIBOR".........................................................................................4

         2.19     "Managing Board"................................................................................4

         2.20     "Metron Securities".............................................................................4

         2.21     "Non-Exercising Party"..........................................................................5

         2.22     "Notice Date"...................................................................................5

         2.23     "Notice of Exercise of a Right".................................................................5

         2.24     "Options".......................................................................................5

         2.25     "Option Shares".................................................................................5

         2.26     "Original Shares"...............................................................................5

                                       i
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
                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE

         2.27     "Permanent Disability"..........................................................................5

         2.28     "Proposed Disposition for Value"................................................................5

         2.29     "Purchase Price"................................................................................5

         2.30     "Put Right".....................................................................................5

         2.31     "Qualified Initial Public Offering".............................................................5

         2.32     "Right".........................................................................................6

         2.33     "Right of First Refusal"........................................................................6

         2.34     "Supervisory Board".............................................................................6

         2.35     "Total Number of Shares Outstanding"............................................................6

         2.36     "Transfer by Legal Process".....................................................................6

         2.37     "Transferee"....................................................................................6

         2.38     "Transferee Call Right".........................................................................6

         2.39     "Triggering Event"..............................................................................6

         2.40     "Unaffiliated Third Party"......................................................................6

3.       EFFECT OF AGREEMENT......................................................................................7

         3.1      Restrictions on Transfer........................................................................7

         3.2      Record of Agreement.............................................................................7

         3.3      Notification in Shareholder Register............................................................7

4.       CALL RIGHTS AND RIGHT OF FIRST REFUSAL...................................................................7

         4.1      Call Rights.....................................................................................7

         4.2      Right of First Refusal..........................................................................8

5.       SIGNIFICANT SHAREHOLDER'S PUT RIGHTS....................................................................10

         5.1      Original Share Put Right.......................................................................10

         5.2      Option Share Put Rights........................................................................10

6.       CALL RIGHT AND PUT RIGHT VALUATION......................................................................11

         6.1      Original Share Valuation for Transpacific Founders.............................................11

         6.2      Original Share Valuation for Jaensch and Levett-Prinsep........................................12

         6.3      Option Share Valuation.........................................................................12

         6.4      Option Valuation...............................................................................12

                                       ii

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE

7.       PROCEDURES FOR ADMINISTRATION OF RIGHTS.................................................................12

         7.1      Termination of Right...........................................................................12

         7.2      Exercise of Right..............................................................................13

         7.3      Key Man Life Insurance.........................................................................13

         7.4      Termination or Reduction of Insurance..........................................................13

         7.5      Use of Key Man Life Insurance Policy Proceeds..................................................14

         7.6      Purchase Price and Method of Payment...........................................................15

         7.7      Calculation of Purchase Price and Annual Cap...................................................17

         7.8      Closing........................................................................................17

         7.9      Power of Attorney by Significant Shareholders; Taking of Necessary Action......................18

         7.10     Blue Sky Requirements..........................................................................18

8.       TERMINATION OF RESTRICTIONS.............................................................................18

         8.1      Termination Events.............................................................................18

         8.2      Removal of Notation from Share Registry........................................................19

9.       CONTROLLING PROVISIONS..................................................................................19

10.      OWNERSHIP, VOTING RIGHTS, DUTIES........................................................................19

         10.1     No Effect Except As Agreed.....................................................................19

         10.2     Vote in Favor of Agreement.....................................................................19

         10.3     Execute Material Documents.....................................................................19

         10.4     Reduction in Total Share Capital...............................................................19

         10.5     Approval of Accounts...........................................................................19

         10.6     Waiver.........................................................................................19

11.      ADJUSTMENT OF SHARES....................................................................................20

12.      ENFORCEMENT.............................................................................................20

13.      CONSENT TO PURCHASES OF SHARES BY COMPANY...............................................................20

14.      CONDITIONS PRECEDENT TO COMPANY PURCHASE................................................................20

15.      GENERAL.................................................................................................21

         15.1     Notices........................................................................................21

         15.2     Binding Effect.................................................................................21

                                       iii
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
                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE


         15.3     Severability...................................................................................21

         15.4     Governing Law..................................................................................21

         15.5     Entire Agreement...............................................................................21

         15.6     Counterparts...................................................................................22

         15.7     Spousal Consent................................................................................22

         15.8     Example........................................................................................22


                              AMENDED AND RESTATED
                             BUY AND SELL AGREEMENT


         THIS AMENDED AND RESTATED BUY AND SELL AGREEMENT (the "Agreement") to be effective as of July 6, 1995 for all purposes, by and among METRON TECHNOLOGY B.V. (formerly "Metron Semiconductors Europa B.V."), a corporation organized and existing under the laws of The Netherlands (the "Company"), FSI INTERNATIONAL, INC. ("FSI"), a Minnesota corporation, FLUOROWARE, INC. ("FI"), a Minnesota corporation, EDWARD SEGAL ("Segal"), BRAD SARGENT ("Sargent"), KEITH REIDY ("Reidy") (collectively Segal, Sargent and Reidy are referred to as the "Transpacific Founders"), UDO JAENSCH ("Jaensch") and CHRIS LEVETT-PRINSEP ("Levett-Prinsep") (collectively Jaensch, Levett-Prinsep and the Transpacific Founders are referred to as the "Significant Shareholders"). Each of the Significant Shareholders, FSI, FI and the Company agree as follows:

                                    RECITALS

         This Agreement is being executed by the parties to amend and restate the original Buy and Sell Agreement (the "Original Agreement") executed by such parties pursuant to the terms of that certain Agreement and Plan of Reorganization among the Company, Transpacific Technology Corporation ("Transpacific"), Edward Segal and Metron Technology, Inc. (now known as Metron Technology Corporation "MTC") dated as of April 3, 1995 (the "Reorganization Agreement") in order to clarify certain provisions of the Original Agreement and to incorporate the terms of the Amendment to Buy and Sell Agreement executed by the same parties to be effective as of July 6, 1995.

         Each of the Transpacific Founders as of the Effective Time (as defined in the Reorganization Agreement) has become an employee of MTC or its subsidiaries and each of Jaensch and Levett-Prinsep has continued as a managing director of the Company and one or more of its subsidiaries. Also, as of the Effective Time, the Company adopted a Stock Option Plan and issued options to purchase shares of the Company pursuant to that Plan to the Significant Shareholders. In connection with such employment relationships and issuance of options certain rights and obligations were created under the Original Agreement with respect to the transfer of the shares in the capital of the Company owned by the Significant Shareholders and the transfer of any contractual options to purchase shares in the capital of the Company that have been granted or are granted in the future to the Significant Shareholders.

         The unofficial English translation of the Articles of Association of the Company dated as of December 12, 1995, which contain provisions regarding restrictions on the transfer of the Company's shares and rights to acquire shares (as well as other provisions set forth in Exhibit B of the Original Agreement), which the parties had agreed to consider as being effective on July 6, 1995 for purposes of the Original Agreement is attached to this Agreement as Exhibit A.

         1.       EFFECTIVE TIME; STOCK SUBJECT TO AGREEMENT.

                  1.1 EFFECTIVE DATE OF THIS AGREEMENT. This Agreement is effective for all purposes as of the Effective Time as defined in the Reorganization Agreement.

                  1.2      STOCK SUBJECT TO AGREEMENT.

                           (a)      As of the Effective Time, each of the
Significant Shareholders owned, or had the right to subscribe for the following number of shares in the capital of the Company with a per share par value of NLG 0.10, which have been registered and numbered consecutively but are not represented by certificates.

                           Name                                            Number of Original Shares
                           ----                                            -------------------------
                           Edward Segal                                          195,082
                           Brad Sargent                                           24,952
                           Keith Reidy                                            24,952
                           Udo Jaensch                                           220,267
                           J. Chris Levett-Prinsep                               206,904

                           (b)      In addition, as of the Effective Time,
each of the Significant Shareholders had been granted a stock option for the purchase of the following number of shares in the NLG 0.10 per share par value capital of the Company pursuant to the terms of the Company's 1995 Stock Option Plan and an Option Agreement entered or to be entered into under that Plan with such Significant Shareholder.

                                                                                 Number of Shares
                           Name                                               Subject to Stock Option
                           ----                                               -----------------------
                           Edward Segal                                               175,316
                           Brad Sargent                                                30,000
                           Keith Reidy                                                 30,000
                           Udo Jaensch                                                 30,000
                           J. Chris Lovett-Prinsep                                     30,000

                           (c)      Subsequent to the Effective Time, the
Company's Articles of Association were amended to reflect a two-for-one share split. As a result, the par value of each share in the capital of the Company was reduced to NLG 0.05 and the number of Original Shares and the number of shares subject to outstanding stock options were doubled.

         2.       DEFINITIONS.

         As used herein, the following definitions shall apply:

                  2.1 "ADJUSTED BOOK VALUE" shall mean the Book Value, as defined herein, increased by the excess of the Appraised Fair Market Value of any of the Company's real estate assets over their book value (defined as cost as reflected on the Company's books net of accumulated depreciation for such real estate assets then recorded on the Company's books) as expressed in U.S. Dollars.

                  2.2 "ADJUSTED BOOK VALUE PER SHARE" shall mean the quotient, carried to the third decimal point (and rounded up to the next highest number, i.e., 10.3211 becomes 10.322 for this calculation), which results from dividing Adjusted Book Value by the Total Number of Shares Outstanding.

                  2.3 "ADJUSTED NET INCOME" shall mean the consolidated net income (loss) of the Company and its subsidiaries determined in accordance with GAAP and expressed in U.S. Dollars as reflected in the financial statements accompanying the report of the Company's independent auditors for its most recently completed fiscal year, increased by non-cash accounting charges such as depreciation or amortization and decreased by the proceeds from any key man life insurance received or to be received by the Company upon the death of a Significant Shareholder during such year.

                  2.4 "ANNUAL CAP" shall mean fifty (50%) percent of the Company's Adjusted Net Income for the immediately preceding fiscal year.

                  2.5 "APPRAISED FAIR MARKET VALUE" shall mean the estimated fair market value determined by an independent appraiser or appraisers selected by the Company with the consent of the party or parties to whom or from whom a Notice of Exercise of a Right has been made (other than the Company), which consent shall not be unreasonably withheld or delayed. Solely with respect to the fair market valuation of real estate of the Company, the appraiser of such real estate shall be located or established in the country or region where the real property is situated and for purposes of such valuation shall assume that the land and buildings are occupied for their designated use.

                  2.6 "BOOK VALUE" shall mean the total shareholders' equity in the Company and its subsidiaries as of the fiscal year-end preceding the Triggering Event to which the calculation relates (exclusive of any shares owned by the Company in its own capital and any shares in the capital of the Company owned by any subsidiaries of the Company), as determined in accordance with GAAP (as defined in Section 2.15) and expressed in U.S. Dollars, as reflected in the consolidated balance sheet accompanying the report of the Company's independent auditors with respect to such fiscal year; provided that the amount thereof shall be decreased by the proceeds of any key man life insurance received by the Company upon the death of a Significant Shareholder and increased by the amount of proceeds that would be received by the Company upon the exercise of outstanding and vested or exercisable stock options, warrants, or rights of purchase, subscription, conversion or exchange.

                  2.7 "BOOK VALUE PER SHARE" shall mean the quotient, carried to the third decimal point (and rounded up to the next number, i.e., 10.3211 becomes 10.322 for this calculation), which results from dividing Book Value by the Total Number of Shares Outstanding.

                  2.8 "CLOSING" shall mean to time and place at which the selling Significant Shareholder executes the documents necessary to effect the repurchase or resale of any Metron Securities pursuant to the exercise or a Right and the Company and/or the Transferees tender payment therefor.

                  2.9 "CLOSING DATE" shall mean the date on which a Closing shall occur as determined in accordance with the applicable provisions of this Agreement.

                  2.10 "COMPANY" shall mean Metron Technology B.V. (formerly "Metron Semiconductors Europa B.V."), a corporation organized and existing under the laws of The Netherlands.

                  2.11 "COMPANY CALL RIGHT" shall mean the right of the Company to require a Significant Shareholder to resell his Metron Securities to the Company upon the exercise of such Right by the Company pursuant to Section
4.1 (a) or (c) of this Agreement.

                  2.12 "COMPANY'S REGISTER OF SHAREHOLDER" shall mean the register in which the Company keeps a list of all of its Shareholders pursuant to its Articles of Association and Netherlands law.

                  2.13 "EXERCISING PARTY" shall mean that party (whether the Company, one or both Transferees, a Significant Shareholder, the Significant Shareholder's estate or the successors or assigns of any of the foregoing, including a Transfer by Legal Process) who is exercising (as applicable) a Company Call Right, Transferee Call Right, Put Right or Right of First Refusal.

                  2.14 "GAAP" shall mean accounting principles generally accepted in the United States as in effect from time to time.

                  2.15 "INCREASED BOOK VALUE" shall mean Book Value, increased by the aggregate amount of accumulated real estate depreciation as of the date of the determination of Book Value as reflected on the Company's books, expressed in U.S. Dollars.

                  2.16 "INCREASED BOOK VALUE PER SHARE" shall mean the quotient, carried to the third decimal point (and rounded up to the next highest number, i.e., 10.3211 becomes 10.322 for this calculation), which results from dividing Increased Book Value by the Total Number of Shares Outstanding.

                  2.17 "INVESTOR RIGHTS AGREEMENT" shall mean that certain Investor Rights Agreement dated as of July 6, 1995 by and among the same persons who are parties to this Agreement.

                  2.18 "LIBOR" shall mean the London Interbank Offered Rate per annum quoted in the National Edition of the WALL STREET JOURNAL for the date in question, or if none on the date in question, in the immediately preceding issue, for one year deposits of United States Dollars and shall be computed on the basis of days elapsed in a year of 360 days.

                  2.19 "MANAGING BOARD" shall mean the Board of Managing Directors of the Company.

                  2.20 "METRON SECURITIES" shall mean any or all of the Original Shares, Option Shares or Options held by a Significant Shareholder during the term of this Agreement.

                  2.21 "NON-EXERCISING PARTY" shall mean the party (whether the Company, one or both Transferees, a Significant Shareholder, the Significant Shareholder's estate or the successors or assigns of any of the foregoing, including a Transfer by Legal Process) who is entering into a transaction as a result of the exercise of a Right by the Exercising Party.

                  2.22 "NOTICE DATE" shall mean the date on which the Notice of Exercise of a Right is properly given pursuant to Section 7.2 of this Agreement.

                  2.23 "NOTICE OF EXERCISE OF A RIGHT" shall mean a written notice of an election to exercise a Right by an Exercising Party which specifies the number and type of Metron Securities subject to the exercise of the Right and is delivered to the Non-Exercising Party by the Exercising Party.

                  2.24 "OPTIONS" shall mean the options to purchase shares in the capital of the Company described in Section 1.2(b) of this Agreement and shall include any other options to purchase shares in the capital of the Company held by a Significant Shareholder during the term of this Agreement.

                  2.25 "OPTION SHARES" shall mean all shares acquired by a Significant Shareholder upon the exercise of the Options (and any other outstanding stock option(s) of the Company hereinafter granted to such Significant Shareholder by the Company).

                  2.26 "ORIGINAL SHARES" shall mean the shares of the Company owned by a Significant Shareholder as set forth in Section 1.2(a) of this Agreement.

                  2.27 "PERMANENT DISABILITY" shall mean, as to a Significant Shareholder, a disability of such Significant Shareholder that prevents him from performing his duties as an employee of the Company and/or its direct and indirect subsidiaries, which disability has continued for a period of more than ninety (90) days. As used herein, the term "disability" shall have the same meaning provided in Section 22(e)(3) of the U.S. Internal Revenue Code of 1986, as amended, except that the period of "12 months" used therein shall be replaced with the ninety (90)-day period provided herein.

                  2.28 "PROPOSED DISPOSITION FOR VALUE" shall mean the offer by a Significant Shareholder of any of his Metron Securities for purchase by a third party during the term of this Agreement.

                  2.29 "PURCHASE PRICE" shall mean the total amount in U.S. Dollars payable by the Company or the Transferee(s), as the case may be, for the Metron Securities to be purchased and sold upon the exercise of a Right in accordance with the applicable provisions of this Agreement.

                  2.30 "PUT RIGHT" shall mean the right of a Significant Shareholder to require the Company to repurchase his Original Shares and Option Shares upon the exercise of a Right by the Significant Shareholder pursuant to Sections 5.1 and 5.2 of this Agreement.

                  2.31 "QUALIFIED INITIAL PUBLIC OFFERING" shall have the meaning prescribed in the Investor Rights Agreement.

                  2.32 "RIGHT" shall mean a Company Call Right, Transferee Call Right, Put Right, Right of First Refusal or a combination of such Rights, as the context requires.

                  2.33 "RIGHT OF FIRST REFUSAL" shall mean the right of the Company and/or the Transferees to purchase Metron Securities offered for sale by a Significant Shareholder to a third party upon the exercise of such Right pursuant to the provisions of Section 4.2 of this Agreement.

                  2.34 "SUPERVISORY BOARD" shall mean the Board of Supervisory of the Company, or, if so determined by the Supervisory Board of Directors or the shareholders of the Company by appropriate resolution, shall mean a committee thereof, or such other body as may be designated in any such resolution.

                  2.35 "TOTAL NUMBER OF SHARES OUTSTANDING" shall mean that number which results from adding (i) the total number of shares of the Company's share capital issued and held by any person other than the Company itself; (ii) all shares issuable by the Company pursuant to options to purchase such shares which are vested and (iii) all shares issuable by the Company pursuant to a vested warrant or similar right to purchase shares of the Company's share capital, all determined as of the date of the Triggering Event for which the calculation is being made.

                  2.36 "TRANSFER BY LEGAL PROCESS" shall mean any transfer of any Metron Securities of a Significant Shareholder pursuant to such Significant Shareholder's bankruptcy or pursuant to a levy of execution, foreclosure of pledge, garnishment, attachment, divorce or separation decree, or other legal process by which such Significant Shareholder has no discretion over the decision to effectuate such transfer to the extent such transfer is permitted under and complies with Netherlands law and the Company's Articles of Association, as well as with the provisions of Section 3.1 of this Agreement.

                  2.37 "TRANSFEREE" shall mean FSI International, Inc., a Minnesota corporation, and/or Fluoroware, Inc., a Minnesota corporation, as applicable.

                  2.38 "TRANSFEREE CALL RIGHT" shall mean the right of either or both of the Transferees to require a Significant Shareholder to resell his Metron Securities to the Transferee(s) upon the exercise of such Right pursuant to Section 4.1(b) or (d) of this Agreement.

                  2.39 "TRIGGERING EVENT" shall mean any of the following as to a Significant Shareholder: (i) termination of employment with each of the Company and/or its subsidiaries (whether voluntary or involuntary); (ii) death; or (iii) Permanent Disability. A Triggering Event also shall include the failure by the Company to complete a Qualified Initial Public Offering by July 6, 2000.

                  2.40 "UNAFFILIATED THIRD PARTY" shall mean any entity (i) in which the Company does not own a majority interest, or (ii) which is not a shareholder of the Company or related to such shareholder by blood or marriage.

         3.       EFFECT OF AGREEMENT

                  3.1      RESTRICTIONS ON TRANSFER.

                           (a)      Each transfer of Original Shares and/or
Option Shares and any assignment of Options (to the extent permitted by the applicable stock option agreement or plan pursuant to which such Options have been issued) by a Significant Shareholder shall be subject to the transfer restrictions provided for in the Articles of Association of the Company as attached hereto as Exhibit A and as the same may be amended from time to time (the "Articles").

                           (b)      Each Significant Shareholder irrevocably
and unconditionally undertakes that any transfer, other than transfers pursuant to Sections 4.1, 4.2(b), 5.1 or 5.2 of this Agreement, and/or pledge by such Significant Shareholder of any of his Metron Securities during the term of this Agreement shall be subject to the requirement that the transferee or the pledgee, as the case may be, agrees in writing to the terms of, and becomes a party and subject to this Agreement.

                  3.2 RECORD OF AGREEMENT. An original copy of this Agreement, duly executed by all of the parties, shall be maintained by the Managing Board at the Company's principal office available for inspection by any party to this Agreement requesting to see it.

                  3.3      NOTIFICATION IN SHAREHOLDER REGISTER.

                           (a)      The Company's Registry of Shareholders
shall note that such Significant Shareholder's Original Shares and Option Shares, if any, are subject to this Agreement.

                           (b)      Any transfer or sale of Metron Securities
by a Significant Shareholder is further subject to all the restrictions on transfer or sale imposed by applicable Dutch, California and federal securities laws.

         4.       CALL RIGHTS AND RIGHT OF FIRST REFUSAL

                  4.1      CALL RIGHTS.

                           (a)      At such time, if any, as any Transpacific
Founder ceases to have an employment relationship with the Company and its direct or indirect subsidiaries by reason of the voluntary termination of his employment, the Company shall have the immediate right (except as otherwise provided in Section 5.2), for up to sixty (60) days following the date of such voluntary termination, but not the obligation, to buy, and the Transpacific Founder shall have the obligation to sell all (and only all) of such Transpacific Founder's Metron Securities as of the date of the Triggering Event at the prices determined in accordance with the provisions of Article 6 hereof upon the exercise by the Company of the Company Call Right through the delivery of a Notice of Exercise of a Right during such sixty (60)-day period.

                           (b)      If the Company does not exercise the
Company Call Right within such sixty (60)-day period, then each of the Transferees, either together (in which case they shall each participate on a pro rata basis in that proportion which the total number of shares of the

Company's share capital owned by each such Transferee bears to the total number of shares of the Company's share capital owned by both Transferees (the "Transferee's Pro Rata Interest") as of the Notice Date of the Company's Notice of Exercise of a Right) or, individually, shall have the right to purchase, and the Transpacific Founder shall have an obligation to sell, all (but not less than all) of the Metron Securities that were subject to the Company Call Right on the same terms and conditions as provided in Section
4.1 (a) upon the exercise of the Transferee Call Right by either or both of the Transferees through the delivery of a Notice of Exercise of a Right to the Transpacific Founder (or his permitted assign or successor) within ten
(10) business days following the expiration of the sixty (60)-day period referenced in Section 4.1(a). Each Transpacific Founder agrees to promptly inform the Transferees if he has voluntarily terminated his employment with the Company and all of its direct and indirect subsidiaries. The Company agrees to promptly inform the Transferees whether it has exercised the Company Call Right.

                           (c)      At such time, if any, as Jaensch or
Levett-Prinsep, ceases to have an employment relationship with the Company and its direct or indirect subsidiaries by reason of the voluntary termination of his employment or his death, and such termination is the first occurrence of a Triggering Event as to Jaensch or Levett-Prinsep, respectively, the Company shall have the immediate right (except as otherwise provided in Section 5.2) commencing as of the third anniversary of the date of such voluntary termination of employment or death of Jaensch or Levett-Prinsep, as the case may be, for up to sixty (60) days following the date of such third anniversary, but not the obligation, to buy all (and only all), and Jaensch or Levett-Prinsep (or his estate or heirs in the event of his death), as the case may be, shall have the obligation to sell all (and only all) of such individual's Metron Securities as of the date of the Triggering Event at the prices determined in accordance with the provisions of Article 6 hereof upon the exercise, by the Company of the Company Call Right through the delivery of a Notice of Exercise of a Right during the sixty (60)-day period following the third anniversary of the termination of employment or death of Jaensch or Levett-Prinsep, as the case may be.

                           (d)      If the Company does not exercise the
Company Call Right within the sixty (60)-day period referred to in Section
4.1 (c), the Transferees, either together (in which case they shall each participate in accordance with each Transferee's Pro Rata Interest as of the third anniversary of the applicable Triggering Event) or each individually shall have the right to purchase, and Jaensch or Levett-Prinsep, as the case may be, shall have the obligation to sell, all (but not less than all) of the Metron Securities that were subject to the Company Call Right on the same terms as provided in Section 4.1 (c) by exercise of the Transferee Call Right through the delivery of a Notice of Exercise of a Right to Jaensch or Levett-Prinsep (or his permitted assigns or successors) within ten (10) business days following the expiration of the sixty (60)-day period referred to in Section 4.1(c). Jaensch and Levett-Prinsep each agrees to promptly inform the Transferees if he has voluntarily terminated his employment with the Company and all of its direct and indirect subsidiaries. The Company agrees to promptly inform the Transferees whether it has exercised the Company Call Right.

                  4.2     RIGHT OF FIRST REFUSAL.

                           (a)      If a Significant Shareholder wishes to sell
or transfer any of his Metron Securities in a Proposed Disposition for Value, the Significant Shareholder shall promptly provide the Company and the Transferees with written notice of the Proposed

Disposition for Value, which shall provide, in reasonable detail, the identity of the proposed transferee, the price, type and number of Metron Securities to be transferred and the terms and conditions of such transfer (a "Notice of Proposed Disposition for Value"). Any and all such Proposed Dispositions for Value shall be subject to the provisions of this Agreement, including but not limited to this Section 4.2.

                           (b)      For a period of thirty (30) days after
the date on which the Significant Shareholder delivers the Notice of Proposed Disposition for Value, the Company shall have a Right of First Refusal exercisable either by itself or in combination with the Transferees (in which case each Transferee shall participate in accordance with each Transferee's Pro Rata Interest as of the Notice Date of the Notice of Proposed Disposition for Value unless otherwise agreed to in writing by such Transferees) to purchase, and the Significant Shareholder shall have an obligation to sell, all (but not less than all) of the Metron Securities identified in the Notice of Proposed Disposition for Value, on terms no less favorable to the Significant Shareholder than those contained in such Notice by providing a Notice of Exercise of a Right to such Significant Shareholder. If the Company does not deliver its Notice of Exercise of a Right to the Significant Shareholder within such thirty (30)-day period, the Transferees, either together (in which case they shall each participate in accordance with each Transferee's Pro Rata Interest as determined in the preceding sentence) or individually shall have the right to purchase, and a Significant Shareholder shall have the obligation to sell, all (but not less than all) of the Metron Securities identified in the Notice of Proposed Disposition for Value terms no less favorable to the Significant Shareholder than those contained in the Notice of Proposed Disposition for Value by delivering a Notice of Exercise of a Right to such Significant Shareholder within five (5) business days following the expiration of the thirty (30)-day period referred to above. Notice of any change in the price, type, terms of payment or other material terms of the Proposed Disposition for Value between such Significant Shareholder and the proposed transferee named in the Notice of Proposed Disposition for Value shall be promptly provided in writing to the Company and each of the Transferees, and upon receipt such notice shall be deemed to constitute a new Notice of Proposed Disposition for Value with respect to the Metron Securities covered by such Notice and shall correspondingly extend the period of time during which the Right of First Refusal can be exercised by the Company and the Transferees.

                           (c)      The provisions of Section 4.1 shall take
precedence during such period, if any, that the Company and/or the Transferees have the ability to exercise a Company Call Right, Transferee Call Right or Right of First Refusal with respect to the same Metron Securities of a Significant Shareholder.

         5.       SIGNIFICANT SHAREHOLDER'S PUT RIGHTS.

                  5.1      ORIGINAL SHARE PUT RIGHT.

                           (a)      Upon the first occurrence of any
Triggering Event with respect to a Transpacific Founder, such Transpacific Founder (or his estate or heirs in the event of his death) shall have the right, but not the obligation, for up to sixty (60) days from the date of the first such Triggering Event to exercise a Put Right to sell some or all of the Original Shares of such Transpacific Founder to the Company, and the Company shall have the obligation to buy such

Original Shares, upon the exercise of such Put Right, subject to the Transpacific Founder's compliance with the notice and other requirements of
Section 7.

                           (b)      Upon the first occurrence of a Triggering
Event (other than a voluntary termination of employment) with respect to Jaensch or Levett-Prinsep, Jaensch or Levett-Prinsep (or his estate or heirs in the event of his death), as the case may be, shall have the right, but not the obligation, for up to sixty (60) days from the date of such Triggering Event to exercise a Put Right to sell some or all of his Original Shares to the Company, and the Company shall have the obligation to buy such Original Shares, upon the exercise of such Put Right, subject to Jaensch's or Levett-Prinsep's, as the case may be, compliance with the notice and other requirements of Section 7.

                           (c)      If the first Triggering Event is the
voluntary termination of the employment of Jaensch or Levett-Prinsep, then Jaensch or Levett-Prinsep, as the case may be, shall have a period of three
(3) years commencing on the date of his voluntary termination (instead of sixty (60) days) to exercise a Put Right to sell some or all of his Original Shares to the Company, and the Company shall be obligated to buy such Original Shares, upon the exercise of such Put Right, subject to Jaensch's or Levett-Prinsep's, as the case may be, compliance with the notice and other requirements of Section 7.

                  5.2      OPTION SHARE PUT RIGHTS

                           (a)      Upon the first occurrence of any
Triggering Event with respect to a Transpacific Founder, such Transpacific Founder (or his estate in the event of his death) shall have the right, but not the obligation, for up to two hundred forty (240) days from the date of the first such Triggering Event to exercise a Put Right to sell some or all of the Option Shares of such Transpacific Founder to the Company, and the Company shall be obligated to buy such Option Shares, upon the exercise of such Put Right subject to the Transpacific Founder's compliance with the notice and other requirements of Section 7; provided that the Company shall be obligated to buy only the Option Shares that have been owned by the Transpacific Founder for at least six (6) months prior to the Notice Date of his Notice of Exercise of a Right (including any period for which such Option Shares have been owned by his estate or other successor in interest).

                           (b)      Upon the first occurrence of a Triggering
Event (other than a voluntary termination of employment), including death, with respect to Jaensch or Levett-Prinsep (or his estate in the event of his death), as the case may be, shall have the right, but not the obligation, for up to two hundred forty (240) days from the date of such Triggering Event to exercise a Put Right to sell some or all of his Option Shares to the Company, and the Company shall be obligated to buy such Option Shares, upon the exercise of such Put Right, subject to Jaensch's or Levett-Prinsep's, as the case may be, compliance with the notice and other requirements of Section 7; provided that the Company shall be obligated to buy only the Option Shares that have been owned by Jaensch or Levett-Prinsep, as the case may be, for at least six (6) months prior to the Notice Date of his Notice of Exercise of a Right (including any period for which such Option Shares have been owned by their respective estates or other successors in interest).

                           (c)      If the first Triggering Event with
respect to Jaensch or Levett-Prinsep is a voluntary termination of employment, Jaensch or Levett-Prinsep, as the case may be, shall have a period of three (3) years commencing on the date of his voluntary termination of employment (instead of two hundred forty (240) days) in which to exercise a Put Right to sell some or all of his Option Shares to the Company, and the Company shall be obligated to buy such Option Shares, upon the exercise of such Put Right, subject to his compliance with the notice and other requirements of Section 7; provided that the Company shall be obligated to buy only the Option Shares that have been owned by Jaensch or Levett-Prinsep, as the case may be, for at least six (6) months prior to the Notice Date of his Notice of Exercise of a Right (including any period for which such Option Shares have been owned by their respective estates or other successors in interest).

                           (d)      The provisions of this Section 5.2 shall
take precedence during such period, if any, that the Company and/or the Transferees have the ability to exercise the Company Call Right or the Transferee Call Right with respect to the Option Shares of a Significant Shareholder; provided that the Company and/or the Transferees may exercise their respective Call Rights and may purchase all other Metron Securities of such Significant Shareholder at a Closing therefor, and shall not be excused from the condition that all such Call Rights be exercised within the periods specified in Section 4.1. No such exercise of a Call Right shall be effective with respect to the Option Shares of a Significant Shareholder for any purposes of calculating or determining any Purchase Price payments due under
Section 7.6, nor shall the Closing for the purchase of such Option Shares pursuant to Section 7 upon the otherwise valid exercise of such Call Right occur, until the expiration of the period during which the Significant Shareholder may exercise a Put Right with respect to his Option Shares, unless he (or his estate or other successor in interest) shall have previously relinquished such Put Right in writing.

         6.       CALL RIGHT AND PUT RIGHT VALUATION.

                  6.1 ORIGINAL SHARE VALUATION FOR TRANSPACIFIC FOUNDERS. For purposes of this Agreement the price for each Original Share to be acquired from the Transpacific Founders, upon the exercise of any Right other than (a) Right of First Refusal, shall be the higher of (i) four times Book Value Per Share applicable on the date of the Triggering Event but not more than the per share amount below* for the prescribed periods or and (ii) the Adjusted Book Value Per Share applicable on the date of the Triggering
Event:

                      PERIOD                           LIMIT PER ORIGINAL SHARE
         July 6, 1995 through May 31, 1996           $17.14 (4,200,000 DIVIDED BY 244,986)
         June 1, 1996 through May 31, 1997           $17.96 (4,400,000 DIVIDED BY 244,986)
         June 1, 1997 through May 31, 1998           $18.78 (4,600,000 DIVIDED BY 244,986)
         June 1, 1998 through May 31, 1999           $19.59 (4,800,000 DIVIDED BY 244,986)
         June 1, 1999 through May 31, 2000           $20.41 (5,000,000 DIVIDED BY 244,986)

                  6.2 ORIGINAL SHARE VALUATION FOR JAENSCH AND LEVETT-PRINSEP. For purposes of this Agreement, the price for each Original Share to be acquired from Jaensch or Levett-Prinsep upon the exercise of any Right other than the Right of First Refusal shall be Adjusted Book Value Per Share applicable on the date of the Triggering Event, except that in no event shall the amount thereof for purposes of this Section 6.2 be less than Adjusted Book Value

Per Share of the Company as of May 31, 1995, without including in such calculation at May 31, 1995 the results of operations, revenues or income of any of the MSA Group (as such term is defined in the Reorganization Agreement) or the consolidated results of operations, revenues or income of Transpacific Technology Corporation and its subsidiaries.

                  6.3 OPTION SHARE VALUATION. The price for each Option Share to be acquired from the Significant Shareholders upon the exercise of the Company Call Right or the Transferee Call Right shall be the Increased Book Value Per Share applicable on the date of the Triggering Event. The price for each Option Share to be acquired upon the exercise of a Put Right shall be the Appraised Fair Market Value of such Option Share on the Notice Date of the Notice of Exercise of a Right by a Significant Shareholder with respect thereto.

                  6.4 OPTION VALUATION. The price for each Option to be acquired from the Significant Shareholders upon the exercise of the Company Call Right or the Transferee Call Right shall be equal to the excess (or spread) between the Increased Book Value Per Share and the exercise price of such Option applicable on the date of the Triggering Event.

         7.       PROCEDURES FOR ADMINISTRATION OF RIGHTS.

                  7.1 TERMINATION OF RIGHT. The Managing Board subject to the approval by the Supervisory Board, may terminate, in whole or in part, the Company's obligation to repurchase Original Shares and/or Option Shares pursuant to the exercise of a Put Right only if and to the extent that one or both of the Transferees shall have irrevocably agreed in writing to purchase the Original Shares and/or Option Shares from the Significant Shareholder on the same terms and conditions as the Company would have had to repurchase those Metron Securities pursuant to the exercise of the Put Right. The Company shall retain and remain responsible for all of its obligations with respect to the non-terminated portion of its original obligation to repurchase such Metron Securities pursuant to the exercise of the Put Right, if any. In the event the Company terminates its obligations with respect to a Put Right, as between themselves, the Transferees will have the obligation or responsibility to purchase that proportion of the Exercising Party's Original Shares and/or Option Shares that the total number of shares in the Company's share capital owned by such Transferee bears to the total number of shares then owned by both of the Transferees. The Company shall continue to be obligated to perform its original obligation to repurchase such Metron Securities pursuant to the exercise of the Put Right to the extent that one or both Transferees default in the performance of any of its or their purchase obligations assumed pursuant to this Section 7.1.

                  7.2 EXERCISE OF RIGHT. A Right may be exercised and shall be deemed to be exercised upon delivery to the Non-Exercising Party by the Exercising Party of a Notice of Exercise of a Right specifying the number and type of Metron Securities involved in the exercise of the Right, with a copy forwarded to the Company and to each Transferee (except to the extent any of them is an Exercising or Non-Exercising Party). A Right may be exercised only by the delivery of a Notice of Exercise of a Right to the Non-Exercising Party within the period specified by the applicable provisions of Section 4 and Section 5.

                  7.3     KEY MAN LIFE INSURANCE.

                           (a)      INSURANCE ON SEGAL. In order to provide a
fund for the repurchase of Segal's Metron Securities in accordance with Sections 4 and 5 in the event of his death, the Company shall obtain an insurance policy on the life of Segal in the amount of at least $4,000,000, if Segal is insurable and qualifies for such insurance at reasonable, standard rates (the "Segal Policy") all as more fully set forth in the Reorganization Agreement. The proceeds of the Segal Policy upon Segal's death shall be used (to the extent necessary) to repurchase Segal's Metron Securities in accordance with terms of this Agreement prior to and in priority over any other use or application of such proceeds by the Company. The Company shall be the owner and beneficiary of the Segal Policy. The Company shall pay all premiums on the Segal Policy, but if the Company fails to pay any premium when due, Segal may pay it and, although the Company shall remain the beneficiary of the Segal Policy, he shall be entitled to reimbursement by the Company for the amount of premiums paid, upon demand therefor. Segal agrees to cooperate with the Company by promptly complying with reasonable requests made by the Company or an insurance company with respect to obtaining or maintaining the Segal Policy.

                           (b)      The Company, if it so determines, may
seek to obtain and to maintain key man life insurance on one or more Significant Shareholders in addition to Segal in order to fund the repurchase of such Significant Shareholder's Metron Securities in the event of the death of the Significant Shareholder, and each such Significant Shareholder agrees to cooperate with the Company by promptly complying with all reasonable requests made by the Company or an insurance company with respect to obtaining or maintaining key man life insurance on the life of such Significant Shareholder, including a physical examination by one or more medical doctors, if requested.

                           (c)      Each of the Significant Shareholders upon
reasonable request shall be entitled to receive evidence that the key man insurance policies referred to in subsections (a) and (b), above, are in full force and effect, and that the Company is current in its payment of all premiums on any such policies.

                  7.4      TERMINATION OR REDUCTION OF INSURANCE.

                           (a)      The obligation of the Company to carry the
insurance policy described in Section 7.3(a) ceases upon the earlier of:

                                    (i)   A determination that Segal is not
insurable as provided in Section 7.3(a);

                                    (ii)  Thirty (30) days after the
termination of this Agreement as provided in Section 8.1; or

                                    (iii) Thirty (30) days after Segal ceases
to own any Original Shares or Option Shares.

                                    During either of the thirty (30)-day
periods provided in clause (ii) or (iii) above, Segal shall have the right to purchase the Segal Policy on terms mutually acceptable to the Company and Segal.

                           (b)      If a Right has been exercised with
respect to any of Segal's Metron Securities (unless the applicable Triggering Event was Segal's death) and payments have been made to Segal (or his successor in interest) for some but not all of such Metron Securities, the Company, at its sole and exclusive direction, may reduce the face value of the Segal Policy by an amount equal to the amount that has been paid to Segal (or his successor in interest) under this Agreement.

                           (c)      Except for the Segal Policy, the Company
may reduce the face value of, or terminate, any key man life insurance purchased by it on the life of a Significant Shareholder at any time for any reason.

                  7.5      USE OF KEY MAN LIFE INSURANCE POLICY PROCEEDS.

                           (a)      Upon the death of Segal, the Company
shall collect the proceeds from the Segal Policy payable to it by reason of Segal's death, if any, and shall apply such proceeds to the purchase of his Original Shares and/or Option Shares pursuant to the provisions of Sections 7.6-7.8, if the Company has received a Notice of Exercise of a Right with respect to such Original Shares and/or Option Shares in accordance with the provisions of Sections 5.1 and 5.2. If a Right has been exercised with respect to all of such Original Shares and/or Option Shares, any remaining life insurance proceeds after the repurchase of the Original Shares and/or Option Shares shall be retained by the Company. If such proceeds are not sufficient to purchase all of the Original Shares and/or Option Shares subject to Segal's Notice of Exercise of a Right, the balance of the Purchase Price shall be paid in full as provided in Section 7.6(a).

                           (b)      Upon the death of any Significant
Shareholder other than Segal, and for whom the Company shall have in effect as of the date of death of such Significant Shareholder a key man life insurance policy, the Company shall collect the proceeds from the insurance policy payable to it by reason of the Significant Shareholder's death and shall apply such proceeds to the purchase of such Significant Shareholder's Original Shares and/or Option Shares pursuant to the provisions of Sections 7.6-7.8, if it has received a Notice of Exercise of a Right with respect to such Original Shares and/or Option Shares pursuant to the provisions of Sections 5.1 and 5.2. If a Right has been exercised with respect to all of such Original Shares and/or Option Shares, any remaining life insurance proceeds after payment of the Purchase Price for such Original Shares and/or Option Shares shall be retained by the Company. If such proceeds are not sufficient to purchase all of the Original Shares and/or Option Shares, the balance of the Purchase Price shall be paid as provided in Section 7.6.

                  7.6 PURCHASE PRICE AND METHOD OF PAYMENT. Upon receipt of a Notice of Exercise of a Right, the Purchase Price for the Metron Securities subject to the Right that has been exercised shall be calculated as provided in Section 7.7 and following such calculation, payment thereof shall be made in cash or by certified cashier's check as follows:

                           (a)      in the event of Segal's death, if the
Segal Policy is in force and effect as provided in Section 7.3(a), the Purchase Price shall be paid in full at Closing;

                           (b)      in the event the Company terminates its
Right and one or both Transferees elects to fulfill the Company's obligations as provided in Section 7.1, the Purchase Price for the Metron Securities to be acquired by the Transferee(s) due to the terminated Right shall be paid in full at Closing;

                           (c)      in the event the Company, either by
itself or in conjunction with one or both Transferees, exercises a Right of First Refusal, the Purchase Price for the Metron Securities subject to the Proposed Disposition for Value shall be paid at Closing in the manner provided for in the Notice of Proposed Disposition for Value (or such other terms no less favorable to the Significant Shareholder as shall have been agreed to in writing by such Shareholder);

                           (d)      in the event either or both of the
Transferees exercise the Transferee Call Right pursuant to the provisions of
Section 4.1, the Purchase Price shall be paid in full at Closing;

                           (e)      in all other instances, with respect to a
particular Right the Company shall pay as much of the Purchase Price and interest with respect to an exercised Right as possible up to the amount of the Annual Cap less any payments previously made under this Agreement during such fiscal year and adjusted pro rata for payments (including interest) to be made to other Exercising Parties and Non-Exercising Parties with respect to whom a Notice of Exercise of a Right has been made prior to the Closing Date as to such Right. The pro rata adjustment shall be based upon the percentage of the total amount to be paid by the Company pursuant to the Annual Cap represented by the amount that (x) the Purchase Price and interest payable as a consequence of the valid exercise of a particular Right bears to
(y) the amount which is equal to the Purchase Price and interest payable as a consequence of the valid exercise of all Rights for which a Notice of Exercise of a Right has been made or received by the Company prior to the Closing as to such Right minus the amount if any previously paid by the Company with respect to such Right(s) during that fiscal year.

                           (f)      in the event that due to the limitations
imposed by the provisions of Section 7.6(e), the Company has not paid in full the Purchase Price for all Metron Securities for which a Right has been exercised, then during the following fiscal year, the Company shall pay for as many of the Metron Securities subject to such Right as is permitted under this subsection; provided that such payments (including interest) shall not be made until after the Annual Cap has been calculated as provided in Section 7.7, and such payments shall be limited to the amount of the Annual Cap, and adjusted pro rata as follows. The pro rata adjustment shall be based upon the percentage of the total amount to be paid by the Company pursuant to the Annual Cap represented by the amount that (x) the Purchase Price and interest remaining unpaid as to a particular Right, as of the day preceding the calculation of the Annual Cap bears to (y) the amount which is equal to the Purchase Price and interest for all Rights for which a Notice of Exercise of a Right has been made or received by the Company as of such date minus the amount, if any, previously paid by the Company with respect to such Right(s) as of the same date.

                           (g)      in the event that due to the limitations
imposed by the provisions of Sections 7.6(e) and (f), the Company has not paid in full the Purchase Price for all Metron Securities for which a Right has been exercised, then during the fiscal year following the fiscal year referenced in
Section 7.6(f), the Company shall pay for as many of the Metron Securities subject to such Right as is permitted under this subsection; provided that such payments (including interest) shall not be made until after the Annual Cap has been calculated as provided in Section 7.7, and such payments shall be limited to the amount of the Annual Cap, and adjusted pro rata as follows. The pro rata adjustment shall be based upon the percentage of the total amount to be paid by the Company pursuant to the Annual Cap represented by the amount that (x) the Purchase Price and interest remaining unpaid as to a particular Right as of the day preceding the calculation of the Annual Cap bears to (y) the amount which is equal to the Purchase Price and interest for all Rights for which a Notice of Exercise of a Right has been made or received by the Company as of such date minus the amount, if any, previously paid by the Company with respect to such Right(s) as of the same date.

                           (h)      Notwithstanding the provisions of Section
7.6(g), to the extent that payment for Metron Securities for which a Right has been exercised has not been made in full, then as of the third anniversary of the Notice Date for the exercise of the Right with respect to such Metron Securities any and all amounts of the Purchase Price remaining outstanding, including interest as provided in Section 7.6(i) below, shall be paid as of such third anniversary date. Any and all such payments, however, shall be included in determining the Annual Cap for any Right that has been exercised, has not been paid in full and for which not more than three (3) full years have elapsed since the Notice Date for such Right.

                           (i)      Except as provided otherwise herein, all
payments of the Purchase Price for any Metron Securities with respect to the exercise of a Right shall bear interest at LIBOR, until paid in full, commencing as of the date of the Triggering Event to which the transfer relates, with LIBOR adjusted annually as of the date of such Triggering Event until such amount has been paid in full; provided, however that interest shall not be compounded: and provided further that in the case of the exercise of a Put Right with respect to Option Shares interest shall be calculated commencing as of the Notice Date of the exercise of such Right instead of the date of the Triggering Event to which the Notice of Exercise relates. Purchase Price payments for the Metron Securities of any Significant Shareholder acquired pursuant to exercise of the Company Call Right or the Transferee Call Right or for Metron Securities acquired pursuant to a Put Right exercised upon Jaensch's or Levett-Prinsep's voluntary termination of employment shall not bear interest.

                           (j)      In the event of a Qualified Initial
Public Offering or an acquisition of 50% or more of the then outstanding shares in the share capital of the Company (other than shares that have been repurchased by and are held by the Company), the unpaid portion of the Purchase Price for the Metron Securities subject to a previously exercised Right shall become due and payable within ten (10) days thereafter.

                  7.7 CALCULATION OF PURCHASE PRICE AND ANNUAL CAP. All determinations of the Purchase Price and the Annual Cap, and the amount that may be paid thereunder with respect to a Right, shall be made by the Company's independent auditors and be subject to the review and approval of the Supervisory Board and, with respect to a Right exercised in a prior year for which the Purchase Price has not been paid in full, such determination shall be made within one hundred five (105) days following the end of the fiscal year with respect to which such determination is to be made. Upon completion of the calculation of the Purchase Price, the results of the calculation shall be provided promptly to the Significant Shareholder (or other party) to whom the calculation relates, and such party shall promptly provide the Supervisory Board with any comments or objections thereto, which the Supervisory Board shall consider. Subject to the completion of any appraisal necessitated by the terms of this Agreement, the determination of the Purchase Price, the Annual Cap and the amount to be paid thereunder shall be made within forty-five (45) days following the applicable Notice Date, except for a Notice Date within sixty (60) days following the fiscal year-end, in which case the determination shall be made, subject to the completion of any appraisal, within one hundred five (105) days following such fiscal year-end. Furthermore, nothing in this Agreement shall require that the real estate assets of the Company be appraised more than once during any fiscal year.

                  7.8      CLOSING.

                           (a)      To the extent permitted by the provisions
of Section 7.6, and except as otherwise provided in Section 5.2(d), within fourteen (14) days after the determination of the Purchase Price, the Annual Cap and the amount to be paid thereunder as to a Right (other than the Right of First Refusal) that has been exercised and for which full payment has not previously been made, the Company or the Transferee(s), shall tender the Purchase Price for any Metron Securities with respect to which such Right has been exercised and/or shall provide notice of the effect, if any, of the provisions of Section 7.6 on the amount of the Purchase Price to be paid at Closing and of the scheduled Closing Date to the Exercising or Non-Exercising Party. The Closing Date specified in such notice shall not be more than five
(5) business days following the date on which such notice is given by the Company or the Transferee(s), as the case may be.

                           (b)      Within fourteen (14) days after the
Notice Date for the exercise of a Right of First Refusal, the Company and/or the Transferees shall tender the Purchase Price for the Metron Securities to be purchased pursuant to the exercise of such Right.

                           (c)      All Closings for the purchase of Metron
Securities pursuant to this Agreement shall take place at the principal office of the Company or at such other place as shall be mutually agreed upon.

                           (d)      The purchase and transfer of Metron
Securities pursuant to this Agreement shall be effected by a deed of transfer made before a notary in The Netherlands as required by the laws of The Netherlands; and each party hereto agrees to comply with all reasonable requests of the other parties subject to the exercise of a Right in order to comply with this requirement such that the legal transfer before a notary is completed within sixty (60) days following the Closing Date.

                  7.9 POWER OF ATTORNEY BY SIGNIFICANT SHAREHOLDERS; TAKING OF NECESSARY ACTION. To the extent a Right is exercised with respect to Options, the Exercising or Non-Exercising Party with respect thereto, as the case may be, agrees to execute documentation requested by the Company in order to cancel such Options upon Closing. Each Significant Shareholder, and each Significant Shareholder's spouse (if applicable), hereby authorizes and directs the Managing Board of the Company to transfer the Original Shares and Option Shares or to cancel the Options which the Company or the Transferee (as the case may be) has purchased hereunder upon proper tender of the Purchase Price therefor by the purchaser thereof at the Closing.

                  7.10 BLUE SKY REQUIREMENTS. If any offer, issuance or transfer of the Metron Securities pursuant to this Agreement requires the consent of, or the filing of documents with, the California Commissioner of Corporations, any other state securities administrator or commissioner, or compliance with the Dutch Act on the Supervision of the Securities Trade, the time periods specified herein shall be extended for such periods as is necessary to comply with such requirements. All parties agree to cooperate in making such request for transfer, and no offer, issuance or transfer shall be effected without such consent or filing if required by applicable law.

           8.     TERMINATION OF RESTRICTIONS.

                  8.1 TERMINATION EVENTS. This Agreement shall terminate, except to the extent of any outstanding payment obligations owed to one or more Significant Shareholders (or their successors or assigns), upon any of the following:

                           (a)      on the termination of this Agreement by
the unanimous agreement of all of the named parties to this Agreement or their respective legal representatives;

                           (b)      at such time as a Qualified Initial
Public Offering is completed pursuant to the terms of the Investor Rights Agreement;

                           (c)      the purchase by the Company or the
Transferees of all of the Metron Securities subject to this Agreement;

                           (d)      if more than fifty percent (50%) of the
outstanding shares in the Company's share capital entitled to vote are sold, redeemed or exchanged in any: (i) merger, consolidation, or reorganization involving the Company and one or more unaffiliated corporations; (ii) exchange of shares of the Company for shares of any unaffiliated corporation; or (iii) sale of all or substantially all of the assets of the Company to an unaffiliated corporation. For purposes of this subparagraph an "unaffiliated corporation" means any corporation that is not controlled by or under common control with, directly or indirectly, the Company or any or all of the Significant Shareholders; or

                           (e)      bankruptcy ("faillissement"), moratorium
of payments ("surseance van betaling") or dissolution ("ontbinding") of the Company.

                  8.2 REMOVAL OF NOTATION FROM SHARE REGISTRY. In the event the restrictions imposed by this Agreement shall be terminated as herein provided, the notation in the Company's Registry of Shareholders referred to in Section 3.3(a), above, shall be deleted.

         9.       CONTROLLING PROVISIONS.

         To the extent that there may be any conflict between the provisions of this Agreement and the provisions contained in the Company's Articles of Association on the transfer or restriction on transfer of any Metron Securities, the terms of this Agreement shall be controlling to the maximum extent practicable under Dutch Law. This Agreement may not be modified except in a writing signed by all parties to this Agreement.

         10.      OWNERSHIP, VOTING RIGHTS, DUTIES.

                  10.1 NO EFFECT EXCEPT AS AGREED. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of any shareholder except as specifically provided herein.

                  10.2 VOTE IN FAVOR OF AGREEMENT. Each of the Company, FSI, Fl, each Significant Shareholder and any party to whom any Metron Securities subject to this Agreement are transferred shall take such actions at general meetings, special meetings or voting in lieu of any such meetings as will give full force and effect to this Agreement. Specifically, but without limitation, each Significant Shareholder shall vote in favor of any transfer of Original Shares or Option Shares that otherwise complies with the terms and conditions of the Agreement, shall take such action as is necessary to satisfy the conditions set forth in Article 14 of this Agreement and shall not vote to change the Company to an N.V., unless such change is in contemplation of a Qualified Initial Public Offering or is made with the consent of all parties to this Agreement.

                  10.3 EXECUTE MATERIAL DOCUMENTS. At or following any Closing, each of the Significant Shareholders agrees to promptly execute and return to the Company or its agents any and all documents necessary to effect the purchase and transfer of any Metron Securities that are subject to the exercise of a Right under this Agreement pursuant to a deed of transfer made before a notary of The Netherlands.

                  10.4 REDUCTION IN TOTAL SHARE CAPITAL. Subject to the provisions of Section 14(c), to the extent that the Company has repurchased any Original Shares or Option Shares pursuant to this Agreement, and to the extent consistent with Netherlands law and the Company's Articles of Association, the Company shall use reasonable efforts to reduce the total share capital in an amount equal to the number of Original Shares and/or Option Shares repurchased by it.

                  10.5 APPROVAL OF ACCOUNTS. The Company shall use its best efforts to have its fiscal year-end accounts approved at a General Meeting of its Shareholders within six (6) months following such fiscal year-end.

                  10.6 WAIVER. With respect to a sale or transfer of Metron Securities by a party to this Agreement which complies with the provisions of this Agreement and to the extent that the Company's Articles of Association require shareholder approval of the sale or transfer of Metron Securities and/or provide shareholders with a right of first refusal with respect to such sale or transfer, each of the parties to this Agreement agrees to approve such transfer, undertakes to waive such right of first refusal and/or vote in favor of exemption of such sale or transfer from such right of first refusal if requested by the Company or a party to this Agreement, whether at a shareholders meeting, by shareholder resolution, by shareholder agreement or any other written instrument, and further agrees to execute documents reasonably requested of them to reflect such approval or waiver.

         11.      ADJUSTMENT OF SHARES.

         The number of Original Shares, Option Shares and shares subject to options subject to this Agreement, as well as the authorized share capital of the Company with respect thereto, shall be proportionately adjusted for any increase or decrease in the authorized share capital of the Company resulting from a subdivision or consolidation of shares, or the payment of a stock dividend or any other increase or decrease in the outstanding shares in the share capital of the Company effected without receipt of consideration by the Company. The Original Shares, Option Shares and shares subject to Options, as adjusted, together with all shares and right to acquire shares of the Company issued to the Significant Shareholders after the date of this Agreement, shall be subject to the terms of this Agreement, and the term "shares" shall be deemed to also refer to any such additional shares and right to acquire shares.

         12.      ENFORCEMENT.

         Each of the parties to this Agreement agrees that a violation of the terms of this Agreement by any of them may cause irreparable damage to the Company, the exact amount of which is impossible to ascertain, and for that reason the parties, and each of them, agree that the Company, FSI, FI and all other Significant Shareholders will be entitled to a decree of specific performance of the terms of this Agreement or an injunction restraining further violation thereof, said right to be in addition to any other remedies of the parties.

         13.      CONSENT TO PURCHASES OF SHARES BY COMPANY

         Each of the parties to this Agreement by executing this Agreement, hereby irrevocably consents to the purchase of any Metron Securities from any of the Significant Shareholders pursuant to the terms of this Agreement.

         14.      CONDITIONS PRECEDENT TO COMPANY PURCHASE.

         Notwithstanding the other provisions of this Agreement to the contrary, to the extent necessary to comply with the laws of The Netherlands, the Company's right or obligation to purchase any Metron Securities pursuant to this Agreement, to the extent applicable, is subject to each of the following:

                  (a) The Articles of Association of the Company as in effect at the time thereof permit the purchase of the shares.

                  (b)      The shares are fully paid up.

                  (c) The shareholders' equity of the Company after deduction of the Purchase Price paid shall not be less than the sum of the paid and called part of the issued share capital and the reserves which must be maintained by the laws of The Netherlands or the Articles of Association.

                  (d) Authorization for the repurchase of shares by the Company pursuant to this Agreement has been given by the General Meeting of Shareholders or another corporate body designated thereto in the Articles of Association or by the General Meeting of Shareholders.

                  (e) The par value of the Original Shares or Option Shares to be repurchased by the Company, when added to the shares already held by the Company and its subsidiaries, shall not exceed fifty (50%) percent of the issued share capital of the Company. Should the Company change its legal form to that of a N.V., the Original Shares and Option Shares to be repurchased by the Company, when added to the shares already held by the Company or any of its subsidiaries, shall not exceed ten (10%) percent of the issued share capital of the Company.

                  (f) If any Closing Date is more than six (6) months after the fiscal year-end, the Company's accounts for such fiscal year must have been previously adopted at a General Meeting of the Company's Shareholders.

         15.      GENERAL.

                  15.1 NOTICES. Notices required hereunder shall be given in person or by registered or certified mail, return receipt requested, to the address shown on the records of the Company for FSI, FI and the Significant Shareholders, and to the Company at the principal executive office of MTC. Notice shall be deemed to have been given on the date of receipt by the person(s) to whom such notice has been addressed or his, its or their agents or other representatives.

                  15.2 BINDING EFFECT. This Agreement shall apply to and be binding upon the parties, their permitted transferees, heirs, legatees, executors, administrators and legal successors, who shall hold the Metron Securities subject to the terms hereof, and is for the benefit of the Company and its successors and assigns.

                  15.3 SEVERABILITY. The invalidity or illegality of any provision of this Agreement shall not be deemed to affect the validity of any other provision of this Agreement.

                  15.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Netherlands, without application of provisions of conflicts of laws.

                  15.5 ENTIRE AGREEMENT. This Agreement supersedes all previous or contemporaneous written or oral agreements between or among the parties regarding the subject matter hereof, and constitutes the entire agreement of the parties regarding such subject matter. This Agreement may not be modified or terminated except by a writing executed by all of the parties hereto.

                  15.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which when taken together shall constitute one instrument.

                  15.7 SPOUSAL CONSENT. Each of the Transpacific Founders agrees that his spouse's written consent in the form of Attachment A is a precondition to the operation and effectiveness of this Agreement.

                  15.8 EXAMPLE. An example of the operation of the provisions of this Agreement is attached as Exhibit B (11 pages). It is for illustrative purposes only and the actual purchase prices to be used shall be as provided in this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.



FSI INTERNATIONAL, INC.                        METRON TECHNOLOGY B.V.

By: /s/ Joel Elftmann                           By: /s/ Edward Segal
   -----------------------------------            -----------------------------
Its: Chief Executive Officer and President     Its: President
   -----------------------------------            -----------------------------

FLUOROWARE, INC.                               THE SIGNIFICANT SHAREHOLDERS

By: /s/ James Dauwalter                             /s/ Udo Jaensch
   -----------------------------------            -----------------------------
Its:  Executive Vice President                     Udo Jaensch
   -----------------------------------            -----------------------------
                                                    /s/ J. Chris Levett-Prinsep
                                                  -----------------------------
                                                   J. Chris Levett-Prinsep

                                                    /s/ Keith Reidy
                                                  -----------------------------
                                                   Keith Reidy

                                                   /s/ Brad Sargent
                                                  -----------------------------
                                                   Brad Sargent

                                                   /s/ Edward Segal
                                                  -----------------------------
                                                   Edward Segal